NUMBER                                                                   SHARES
______                                                                   ______

                              VAN KAMPEN PACE FUND

                                    CLASS B

         ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that                                              is the owner of



                                            *SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      _______________

                                                      CUSIP 92113N209
                                                      _______________

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen Pace Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                       Dated

                                  (VAN KAMPEN
                                   PACE FUND
                                 DELAWARE SEAL)

RONALD A. NYBERG                                            DENNIS J. MCDONNELL
   SECRETARY                                                      PRESIDENT

                                                                       KC 002717
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              COUNTERSIGNED BY VAN KAMPEN INVESTOR SERVICES, INC.
                  P.O. BOX 418256, KANSAS CITY, MO 64141-9256

                                                          TRANSFER AGENT

              By
                --------------------------------------------------------
                                                      AUTHORIZED OFFICER

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             PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                              VAN KAMPEN PACE FUND

NUMBER                            CLASS B             SHARES
KC

ACCOUNT NO.       ALPHA CODE      DEALER NO.          CONFIRM NO.

TRADE DATE                        CONFIRM DATE        BATCH I.D. NO.

                                  CHANGE NOTICE: IF THE ABOVE INFORMATION IS
                                  INCORRECT OR MISSING, PLEASE PRINT THE
                                  CORRECT INFORMATION BELOW, AND RETURN TO:

                                          VAN KAMPEN INVESTOR SERVICES
                                          P.O. BOX 418256
                                          KANSAS CITY, MISSOURI 64141-9256

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                                  ------------------------------------------
                                  ------------------------------------------
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REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.
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For value received,                        hereby sell, assign and transfer unto


________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________


_________________________________________________________________________ Shares

of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________ Attorney

to transfer the said share on the books of the within-named Trust with full power of substitution in the premises.

        Dated,                                        19
               --------------------------------------    -------

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                                        Owner

              ----------------------------------------------------------------
                              Signature of Co-Owner, if any


IMPORTANT      BEFORE SIGNING, READ AND COMPLY CAREFULLY
               WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

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         *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    - as tenants            UNIF GIFT MIN. ACT - ______ Custodian _______
             in common                                  (Cust)           (Minor)
                                                         under Uniform Gifts to
                                                               Minors Act
TEN ENT    - as tenants by
             the entireties
                                                    ---------------------------
                                                               (State)
JT TEN     - as joint tenants
             with right of sur-
             vivorship and not
             as tenants in common

      Additional abbreviations may also be used though not in the above list

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                   THIS SPACE MUST NOT BE COVERED IN ANY WAY